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                                                                  EXHIBIT 10.1.2


                                AMENDMENT NO. 1
                                     TO THE
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                             TITAN RESOURCES, L.P.


       THIS AMENDMENT NO. 1 TO THE AGREEMENT OF LIMITED PARTNERSHIP OF TITAN RESOURCES, L.P. (this "Amendment"), dated as of December 11, 1995, is made by and among Titan Resources I, Inc., a Texas corporation, as the general partner (the "General Partner"), and a Majority Interest of the Limited Partners.


                             W I T N E S S E T H :

       WHEREAS, the General Partner and the Limited Partners are the parties to that certain Agreement of Limited Partnership dated as of March 31, 1995 (the "Partnership Agreement"), providing for the formation and operation of Titan Resources, L.P., a Texas limited partnership (the "Partnership"); and

       WHEREAS, the parties hereto desire to enter into this Amendment in order to amend the Partnership Agreement in certain respects so as to admit certain persons as Limited Partners of the Partnership and to make certain other amendments to the Partnership Agreement in connection therewith;

       NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and in the Partnership Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner and a Majority Interest of the Limited Partners (acting on behalf of all of the Limited Partners) hereby agree as follows:

       1. Certain Definitions. Terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Partnership Agreement.

       2. Issuances of Additional Securities. Section 3.2(a) of the Partnership Agreement is hereby amended to read in its entirety as follows:

              (a) The General Partner is hereby authorized to cause the Partnership to issue, in addition to the Units issued at the time of the formation of the Partnership, such additional Units, or classes or series thereof, or options, rights, warrants or appreciation rights relating thereto, or any other type of equity security that the Partnership may lawfully issue ("Partnership Equity Securities"), any debt obligations of the Partnership convertible into any class or series of equity securities of the Partnership ("Partnership Debt Securities") (collectively, "Partnership Securities"), upon compliance with this
       Section 3.2. The General Partner may cause the Partnership to issue such Partnership
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       Securities at any time and from time to time if (i) the Partnership shall have a need for additional Capital Contributions for any proper Partnership purpose and (ii) the General Partner shall provide each existing Limited Partner with the right to acquire such newly-issued Partnership Securities so that such Limited Partner may retain its Sharing Ratio at the time immediately prior to the issuance of such Partnership Securities. Notwithstanding the immediately preceding sentence, the General Partner may waive the requirements thereof in the event that (x) a Majority Interest of the Limited Partners consent to waive the requirements of subsection (ii) of such sentence prior to the issuance of any such Partnership Securities in the event that such Partnership Securities are to be issued for cash, and such waiver shall pertain to all Partners and not purport to waive such preemptive right of any particular Partner or class of Partners or any Partner to which the Partnership has granted a preemptive right in a separate agreement,
       (y) the General Partner issues options to acquire Partnership Securities to employees of the Partnership or employees of the General Partner engaged primarily in the business and affairs of the Partnership pursuant to the incentive option plan adopted by the Partnership on March 31, 1995 or (z) the General Partner shall issue such Partnership Securities for consideration other than for cash. Subject to the immediately preceding sentences, the General Partner may issue such Partnership Securities to such persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole discretion. The General Partner shall have sole discretion, subject to the guidelines set forth in this Section 3.2 and the requirements of the Act, in determining the consideration and terms and conditions with respect to any future issuance of Partnership Securities.

       3. Distributions. Section 4.5 of the Partnership Agreement is hereby amended in its entirety to read as follows:

              SECTION 4.5. Distributions. The General Partner may distribute funds of the Partnership which the General Partner reasonably determines are not needed for the payment of existing or foreseeable Partnership obligations and expenditures to the Partners at such times and in such amounts as the General Partner, in its sole discretion, determines to be appropriate. Subject to the next sentence of this Section 4.5 and applicable law, the General Partner shall distribute to each Partner within 90 days after the end of each year an amount equal to the highest marginal federal income tax rate for ordinary income or capital gains income to individuals, as applicable, multiplied by the estimated amount of all Partnership ordinary income (net of ordinary deductions, including for this purpose, each Partner's actual depletion deductions) and capital gains (net of all capital losses and taking into account such Partner's actual gains or losses from sales or dispositions of oil and gas properties), as applicable, actually allocated, charged or credited to such Partner for such year taking into account any items of income, gain, loss or deduction specially allocated to such Partner under Section 704(c) of the Internal Revenue Code or under Section 704(c) principles, as required under applicable Treasury Regulations. Notwithstanding the immediately preceding sentence, (a) at any time prior to the termination of Section 1 of the Amended and Restated Voting and Shareholders Agreement among the General Partner, Jack D. Hightower, Natural Gas Partners, L.P.,




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       Natural Gas Partners II, L.P., Joint Energy Development Investments
       Limited Partnership and First Union Corporation dated even date with this Agreement (the "Voting and Shareholders Agreement"), those Limited Partners whose combined Sharing Ratios exceed 85% of the Sharing Ratios of all Limited Partners may waive the requirement of the immediately preceding sentence, and (b) at any time subsequent to the termination of
       Section 1 of the Voting and Shareholders Agreement, a Majority Interest of the Limited Partners may waive the requirement of the immediately preceding sentence. All such distributions shall be made to the Partners 1% to the General Partner and 99% to the Limited Partners.

       4. Admission of Additional Partners. A new Section 4.6 is hereby added into the Partnership Agreement to read in its entirety as follows:

              SECTION 4.6. Admission of a New Partner. For federal income tax purposes, the allocation of costs, revenue, income, gains, losses, deductions, credits and items of tax preference of the Partnership, including depletion and depreciation, during the calendar year in which a new Partner is admitted to the Partnership shall be allocated among the Partners on the basis of the interim closing of the books method in accordance with Section 706(d) of the Internal Revenue Code.

       5. Indemnification. The Partners hereby agree that the term "Indemnitee" as used in Section 5.4 of the Partnership Agreement shall include persons who are duly elected or appointed advisory directors of the General Partner.

       6. Section 754 Elections. The following provision is hereby added to the end of Section 5.8 of the Partnership to read as follows:

       ;provided, however, that the Partnership shall make an election to adjust the basis of properties of the Partnership on the appropriate tax returns of the Partnership, pursuant to Section 754 of the Internal Revenue Code, upon the written request of any Partner after a distribution of property of the Partnership, as described in Section 734 of the Internal Revenue Code, or after there shall be a transfer of a Partnership interest as described in Section 743 of the Internal Revenue Code.

       7.     Assignment of Interests.

       (a) Section 9.1(a) of the Partnership Agreement is hereby amended to read in its entirety as follows:

              (a) No Partner's interest in the Partnership or rights therein shall be assigned, mortgaged, pledged, subjected to a security interest or otherwise encumbered, in whole or in part, without the prior written consent of the General Partner and (i) if the assignor is the General Partner, without the additional consent of Limited Partners whose combined Sharing Ratios exceed 75% of the Sharing Ratios of all Limited Partners, (ii) if the





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       assignor is either of Natural Gas Partners, L.P., a Delaware limited partnership, or Natural Gas Partners II, L.P., a Delaware limited partnership (collectively, "NGP"), without the additional consent of Hightower (or his permitted successors or assigns), or (iii) if the assignor is Hightower, without the additional consent of NGP (or their respective permitted successors or assigns). Notwithstanding the immediately preceding sentence (1) NGP shall have the right to assign their respective interests to their respective partners without such consent, and (2) the Partnership may provide in a separate agreement with any Limited Partner that such Limited Partner may assign, mortgage, pledge, subject to a security interest or otherwise encumber, in whole or in part, such Limited Partner's interest in the Partnership without obtaining such consent. Any attempt by a Partner to assign its interest without the required consent (to the extent necessary) shall be void ab initio.

       (b) Section 9.1(c) of the Partnership Agreement is hereby amended to read in its entirety as follows:

              (c) An assignee of an interest in the Partnership shall become a substituted Partner entitled to all of the rights of a Partner if, and only if, (i) the assignor gives the assignee such right, (ii) the General Partner (if the assignee is the assignee of a Limited Partner), Limited Partners whose combined Sharing Ratios exceed 75% of the Sharing Ratios of all Limited Partners (if the assignee is the assignee of the General Partner), the General Partner and Hightower or his permitted successors or assigns (if the assignee is the assignee of NGP), or the General Partner and NGP or their permitted successors or assigns (if the assignee is the assignee of Hightower) consent in writing to such substitution, the granting or denying of which shall be in such Partners' sole discretion, (iii) the assignee executes and delivers such instruments, in form and substance satisfactory to the requisite Partners that must consent to such substitution pursuant to clause (ii) above as such requisite Partners (as applicable) may deem necessary or desirable to effect such substitution and to confirm the agreement of the assignee to be bound by all of the terms and provisions of this Agreement, and (iv) if the General Partner so requires, the assignee reimburses the Partnership for any costs incurred by the Partnership in connection with such assignment and substitution. Upon the satisfaction of such requirements, such assignee shall be admitted as of such date as shall be provided for in any document evidencing such assignment as a substituted Partner of the Partnership. Notwithstanding the immediately preceding sentence, the Partnership (acting through the General Partner, the board of directors of which must have approved such agreement in accordance with the provisions of its bylaws) may provide in a separate agreement with any Limited Partner that such Limited Partner need not comply with all of such requirements prior to allowing the assignee of such Limited Partner to become a substituted Limited Partner.

       8. Representations of Partners. Section 10.1(l) of the Partnership Agreement is hereby amended to read in its entirety as follows:





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              (l)    Such Limited Partner further covenants and agrees that (A)
       its Partnership Interest will not be resold unless the provisions set forth in Article IX above are complied with, and (B) such Limited
       Partner shall have no right to require registration of its Partnership Interest under the Securities Act or applicable state securities laws other than pursuant to an agreement executed between the Limited Partner and the Partnership.

       9. Amendment to Schedule 1. Pursuant to Section 3.2 of the Partnership Agreement, the General Partner hereby amends Schedule 1 to the Partnership Agreement in order to reflect the admission of additional Limited Partners to the Partnership, effective at such time as such additional Limited Partners shall deliver a counterpart signature page to the Partnership Agreement in the form attached to this Amendment, which amended Schedule 1 is attached to this Amendment.

       10.    Power and Authority to Enter into Amendment.  Pursuant to Section
11.2 of the Partnership Agreement, a Majority Interest of the Limited Partner hereby executes this Amendment in order to consent to the amendments set forth herein.

       11. Ratification of Partnership Agreement. The Partnership Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

       12. Counterparts. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.





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       IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.



                                     GENERAL PARTNER:

                                     TITAN RESOURCES I, INC.



                                     By: /s/ JACK D. HIGHTOWER
                                        --------------------------------------
                                          Jack D. Hightower, President



                                     LIMITED PARTNERS:

                                     NATURAL GAS PARTNERS, L.P.

                                     By: G.F.W. Energy, L.P., its general
                                         partner



                                     By: /s/ DAVID R. ALBIN
                                        --------------------------------------
                                        David R. Albin, Authorized Employee

                                     NATURAL GAS PARTNERS II, L.P.

                                     By: G.F.W. Energy II, L.P., its general
                                         partner

                                     By: GFW II, L.L.C., its general partner



                                     By: /s/ KENNETH A. HERSH
                                        --------------------------------------
                                         Kenneth A. Hersh


                                      /s/ JACK D. HIGHTOWER
                                     -----------------------------------------
                                     Jack D. Hightower



                                      /s/ JACK D. HIGHTOWER
                                     -----------------------------------------
                                     Jack D. Hightower, Separate Property
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                    LIMITED PARTNER SIGNATURE PAGE (ENTITY)


       The undersigned, desiring to become a Limited Partner of the Partnership, hereby agrees to all of the terms and provisions of the Agreement of Limited Partnership, and agrees to be bound by the terms and provisions of this Limited Partner Signature Page which, together with other Limited Partner Signature Pages, is hereby incorporated into the said Agreement of Limited Partnership. The undersigned hereby joins and executes the said Agreement of Limited Partnership, hereby authorizing this Limited Partner Signature Page to be attached thereto. The place of residence or principal business address of the undersigned is as shown below.

       IN WITNESS WHEREOF, the undersigned has executed this Limited Partner Signature Page to the Agreement of Limited Partnership as of the date set forth hereinafter.


Date: December __, 1995              ENTITY LIMITED PARTNER:
                                     ----------------------



                                     1.
                                       ---------------------------------------
                                       (Name of Entity Printed)



                                     2.
                                       ---------------------------------------
                                       (Name of General Partner or Trustee of
                                               Entity, if applicable)



                                     3.
                                       ---------------------------------------
                                       (Signature of Officer or Trustee)



                                     4.
                                       ---------------------------------------
                                       (Name of Officer Printed)




                                     5.
                                       ---------------------------------------
                                       (Title of Officer)